UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2010

ALLIED MOTION TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
23 Inverness Way East, Suite. 150, Englewood, CO, 80112
(Address of Principal Executive Offices, including zip code)

303-799-8520
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On March 1, 2010, Allied Motion Technologies Inc. (the “Company”) issued a press release reporting its results of operations for the fourth quarter and year ended December 31, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in Items 2.02 and 9.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filings of Allied Motion Technologies Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit 99.1        Allied Motion Technologies Inc. Press Release dated March 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 1, 2010

ALLIED MOTION TECHNOLOGIES INC.

		By:	/s/ Richard D. Smith
Richard D. Smith
Chief Financial Officer